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                         EXHIBIT 10.2




                                                  FOR INTERNAL USE ONLY
                                                  OBLIGOR #
                                                           --------------------
                                                  OBLIGATION #
                                                              -----------------
                                                 Commercial Mortgage Loan - NY
                                                                    Fixed Rate
                                 MORTGAGE NOTE
                                 -------------

$2,500,000.00                                           Mount Vernon, New York
                                                        October 6, 1995

         FOR VALUE RECEIVED, the undersigned, jointly and severally, hereby promises to pay to the order of FIRST FIDELITY BANK, NATIONAL ASSOCIATION (the "BANK"), the principal sum of Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars (the "LOAN") in United States Dollars, together with interest thereon as hereinafter provided.

1. INTEREST RATE. Interest shall be charged on the outstanding principal balance from the date hereof until the full amount of principal due hereunder has been paid at the rate of eight percent (8.0%) per annum. Interest shall be calculated daily on the basis of the actual number of days elapsed over a 360 day year.

2.       PAYMENT OF PRINCIPAL AND INTEREST.
         ---------------------------------

         Principal and interest shall be due and payable in equal consecutive monthly installments of Twenty Four Thousand Fifty One and 94/100 Dollars ($24,051.94), commencing on the 10th day of November, 1995 and continuing on the 10th day of each month thereafter until October 10, 2005 (the "MATURITY DATE"), when all then unpaid principal and accrued interest thereon and all other amounts payable hereunder shall be due and payable.

         "COMMENCEMENT DATE" means October 10, 1995.

3. APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, escrows (if any), and any other fees, costs and expenses which the undersigned is obligated to pay under this Note, in such order as Bank may elect from time to time in its sole discretion.

4.       TENDER OF PAYMENT.
         -----------------

         All payments on this Note are payable on or before 10:00 a.m. on the due date thereof, at the office of Bank located at 570 Broad Street, Newark, New Jersey 07102, or at such other place as Bank shall designate in writing from time to time and shall be credited on the date the funds become available lawful money of the United States.

         All sums payable to Bank which are due on a day on which Bank is not open for business shall be made on the next succeeding business day and such extended time shall be included in the computation of interest.

5.       PREPAYMENT.
         ----------

         5.1. The principal amount of this Note may be prepaid in whole or in part at any time, and from time to time, provided that the undersigned gives Bank not less than thirty (30) days prior





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written notice of such intended prepayment (which notice shall be irrevocable)
and pays to Bank an additional sum (the "PREPAYMENT CONSIDERATION") equal to the following:

         (a) three percent (3%) of the principal amount prepaid during the first, second and third (1st, 2nd and 3rd) loan years;

         (b) two percent (2%) of the principal amount prepaid during the fourth, fifth and sixth (4th, 5th and 6th) loan years;

         (c) one percent (1%) of the principal amount prepaid during the seventh, eighth and ninth (7th, 8th and 9th) loan years; and

         (d) there shall not be any Prepayment Consideration due the Bank for any prepayment made during the tenth (10th) loan year.

         The term "LOAN YEAR" shall mean each twelve (12) month period during the term of the Loan commencing with the period beginning on the Commencement Date. Any prepayment shall include accrued and unpaid interest to the date of prepayment on the principal amount prepaid and all other sums due and payable hereunder. Any partial prepayment shall be applied to installments of principal in their inverse order of maturity. The monthly payment installments shall not be reamortized following a partial prepayment.

         Notwithstanding the provisions of this Section 5 to the contrary, Borrower shall not be required to pay any Prepayment Consideration to Bank upon a transfer of title of the Mortgaged Premises to an affiliated entity of Borrower provided such proposed transfer has been agreed and consented to by Bank. Borrower acknowledges and agrees that it is not permitted, irrespective of the provisions of this paragraph, to transfer any interest or title in the Mortgaged Premises without Bank's prior express written consent.

         5.2. The undersigned agrees that the Prepayment Consideration has been freely bargained for to provide Bank with compensation for the cost of reinvesting the Loan proceeds and for the loss of the contracted-for return on the Loan, and that such Prepayment Consideration is reasonable and constitutes a means of providing Bank with a substitute or alternative source of cash flow if the Loan is prepaid prior to the Maturity Date. The Prepayment Consideration shall apply to a voluntary or involuntary prepayment of this Note, whether by acceleration of the principal balance due upon a default hereunder or otherwise.

6.       SECURITY FOR THE NOTE.
         ---------------------

         6.1. This Note is executed and delivered in accordance with a commercial transaction described in a Loan Agreement dated this date between the undersigned and Bank (the "LOAN AGREEMENT"). As security for the payment of the monies owing under this Note, the undersigned has delivered or has caused to be delivered to Bank the following (each a "LOAN DOCUMENT" and collectively with this Note and the Loan Agreement, the "LOAN DOCUMENTS"):

         A Mortgage and Security Agreement (the "MORTGAGE") on certain real property and the improvements situated thereon in the City of Mount Vernon, County of Westchester, State of New York as more fully described in the Mortgage (the "MORTGAGED PREMISES");

         An Assignment of Leases and Rents (the "ASSIGNMENT OF LEASES") assigning all of the assignor's rights as lessor under all leases affecting the Mortgaged Premises;

         A security interest including proceeds and after acquired property in all fixtures attached and appurtenant to the Mortgaged Premises.

         6.2. The undersigned hereby grants to Bank a continuing security interest in all property of the undersigned, now or hereafter in the possession of Bank or any Affiliate (as defined below) in any capacity whatsoever, including, but not limited to, any balance or share of any deposit, trust




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or agency account, as security for the payment of this Note and any other liabilities of the undersigned to Bank, which security interest shall be enforceable and subject to all the provisions of this Note, as if such property were specifically pledged hereunder.

7.       ADDITIONAL PAYMENTS; LATE CHARGE; DEFAULT RATE.
         ----------------------------------------------

         7.1. In addition to the payments provided for in Section 2 above, the undersigned promises to pay on demand any additional monies required to be paid or advanced by the undersigned or by any other party obligated under any of the Loan Documents or paid or advanced on behalf of the undersigned or such party by Bank pursuant to the terms of the Loan Agreement, the Mortgage or any other Loan Document, which obligation shall be continuing and shall survive any judgment entered with respect to this Note or a foreclosure of the Mortgage. This Note shall evidence, and the Mortgage and other Loan Documents shall secure the payment of, all such sums so advanced or paid.

         7.2. In the event that any installment of principal or interest required to be made by the undersigned under this Note shall not be received by Bank on or before its due date, the undersigned shall pay to Bank, on demand, a late charge of five percent (5%) of such delinquent payment for the purpose of defraying the expense incident to the processing of such delinquent payment. The foregoing right is in addition to, and not in limitation of, any other rights which Bank may have upon the undersigned's failure to make timely payment of any amount due hereunder.

         7.3. From and after the Maturity Date or from and after the occurrence of an Event of Default hereunder, irrespective of any declaration of maturity, all amounts remaining unpaid or thereafter accruing hereunder, as well as any amounts owing under Section 7.1., shall, at Bank's option, bear interest at a default rate of four percent (4%) per annum above the interest rate then in effect as set forth herein (the "DEFAULT RATE"), or the highest permissible rate under applicable usury law, whichever is less. Such default rate of interest shall be payable upon demand, but in no event later than when scheduled interest payments are due, and shall also be charged on the amounts owed by the undersigned to Bank pursuant to any judgments entered in favor of Bank with respect to this Note.

8. EVENTS OF DEFAULT. Each of the following shall constitute an event of default hereunder (an "EVENT OF DEFAULT"): (a) the failure of the undersigned to make any installment of principal or interest hereunder when due and payable; or (b) the occurrence of any other default in any term, covenant or condition hereunder or any Event of Default under the Loan Agreement, the Mortgage or any other Loan Document.

9. REMEDIES. If an Event of Default exists, Bank may exercise any right, power or remedy permitted by law or as set forth herein or in the Loan Agreement, the Mortgage or any other Loan Document including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by the Mortgage or any other Loan Document to be, and such principal, interest and other sums shall thereupon become, forthwith due and payable.

10. CONTINUING ENFORCEMENT OF NOTE. If, after receipt of any payment of all or any part of this Note, Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Note and the other Loan Documents shall continue in full force and effect or be reinstated, as the case may be, and the undersigned shall be liable for, and shall indemnify, defend and hold harmless Bank with respect to the full amount so surrendered. The provisions of this Section shall survive the cancellation or termination of this Note and shall remain effective notwithstanding the payment of the obligations evidenced hereby, the release of any security interest, lien or encumbrance securing this Note or any other action which Bank may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the obligations evidenced hereby having become final and irrevocable.




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11.      MISCELLANEOUS.
         -------------

         11.1. DISCLOSURE OF FINANCIAL INFORMATION. Bank is hereby authorized to reasonably disclose any financial or other information about the undersigned to any regulatory body or agency having jurisdiction over Bank or to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Bank to the undersigned. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about the undersigned. The undersigned agrees to indemnify, defend, release Bank, and hold Bank harmless, at the undersigned's cost and expense, from and against any and all lawsuits, claims, actions, proceedings, or suits against Bank or against the undersigned and Bank, arising out of or relating to Bank's reporting or disclosure of such information. Such indemnity shall survive the repayment or other satisfaction of the obligations evidenced hereby.

         11.2. REMEDIES CUMULATIVE. The rights and remedies of Bank as provided herein and in any other Loan Document shall be cumulative and concurrent, may be pursued separately, successively or together against the undersigned or the Mortgaged Premises or any other collateral security for payment of amounts due hereunder, or any guarantor thereof, at the sole discretion of Bank, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Bank at law or in equity. The failure, at any one or more times, of Bank to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Bank shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Note.

         11.3. INTEGRATION. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

         11.4. RIGHT OF SETOFF BY BANK. Upon the occurrence of an Event of Default, to the extent permitted by and in addition to any other remedy provided by law, and regardless of the adequacy of any collateral or other means of obtaining repayment of the obligations evidenced hereby, Bank shall have the right immediately and without notice or other act, and is specifically authorized hereby, to setoff against any of the undersigned's obligations under this Note any sum owed by Bank or any Affiliate in any capacity to the undersigned whether due or not, or any property of the undersigned in the possession of Bank or any Affiliate, even if effecting such setoff results in a loss or reduction of interest to the undersigned or the imposition of a penalty applicable to the early withdrawal of time deposits. Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such sum or property immediately upon the occurrence of the Event of Default, even though the actual book entries may be made at some time subsequent.

         11.5. ATTORNEYS' FEES AND EXPENSES. If Bank retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or to institute and maintain an action to foreclose the Mortgage or appoint a receiver of rents, or on account of any matter involving this Note, or for examination of matters subject to Bank's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Bank's in-house legal counsel) and such other reasonable expenses so incurred by Bank shall forthwith, on demand, become due and payable and shall be evidenced hereby.

         11.6. NO IMPLIED WAIVER. Bank shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Bank, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event. After any acceleration of, or the entry of any judgment on, this Note, the acceptance by Bank of any payments by or on behalf of the undersigned on account of the indebtedness evidenced by this Note shall not cure or be deemed to cure any Event of Default or reinstate or be deemed to reinstate the terms of this Note absent an express written agreement duly executed by Bank and the undersigned.




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         11.7.   WAIVER.  The undersigned, jointly and severally, waives
demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Note. The undersigned consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Bank with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. The undersigned agrees that makers, endorsers, guarantors and sureties may be added or released without notice and without affecting the undersigned's liability hereunder. The liability of the undersigned shall not be affected by the failure of Bank to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of the undersigned shall be absolute and unconditional and without regard to the liability of any other party hereto.

         11.8. NO USURIOUS AMOUNTS. Anything herein contained to the contrary notwithstanding, the undersigned does not agree and shall not be obligated to pay interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Note, the undersigned is at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum legal rate and the portion of all prior interest payments in excess of such maximum legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance. The undersigned agrees that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee, premium or penalty rather than interest.

         11.9. PARTIAL INVALIDITY. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

         11.10. BINDING EFFECT. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note cannot be assigned by the undersigned without the prior written consent of Bank, and any such assignment or attempted assignment by the undersigned shall be void and of no effect with respect to Bank.

         11.11. MODIFICATIONS. This Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

         11.12. SALES OR PARTICIPATIONS. Bank may from time to time sell or assign, in whole or in part, or grant participations in the Loan, this Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Bank and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Bank; and (b) deemed to hold and may exercise the rights of setoff or banker's lien with respect to any and all obligations of such holder to the undersigned, in each case as fully as though the undersigned were directly indebted to such holder. Bank may in its discretion give notice to the undersigned of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Bank's or such holder's rights hereunder.

         11.13. AFFILIATE. As used herein, "AFFILIATE" shall mean First Fidelity Bancorporation and any of its direct and indirect affiliates and subsidiaries.

         11.14. JURISDICTION. The undersigned irrevocably appoints each and every officer of the undersigned as its attorneys upon whom may be served, by regular or certified mail at the address set forth below, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note or any other Loan Document; and the undersigned hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New York or in the United States District Court for the Southern District of New York by




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service of process on any such owner, partner and/or officer; and the undersigned agrees that the courts of the State of New York and the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned. The undersigned agrees not to assert any defense to any action or proceeding initiated by Bank based upon improper venue or inconvenient forum. The undersigned agrees that any action brought by the undersigned shall be commenced and maintained only in a court in the federal judicial district or county in which Bank has its principal place of business in New York.

         11.15. NOTICES. All notices and communications under this Note shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (certified mail, return receipt requested), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in the Loan Documents. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

         11.16. GOVERNING LAW. This Note shall be governed by and construed in accordance with the substantive laws of the State of New York, or the laws of any State in which the Loan was made or is repayable, or the laws of any State in which any collateral for the Loan is located, at the sole discretion of Bank.

         11.17. JOINT AND SEVERAL LIABILITY. If the undersigned consists of more than one person or entity, the word "UNDERSIGNED" shall mean each of them and their liability shall be joint and several.

         11.18. WAIVER OF JURY TRIAL. THE UNDERSIGNED AND BANK AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BANK OR THE UNDERSIGNED, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BANK AND THE UNDERSIGNED EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE UNDERSIGNED WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT BANK WOULD NOT EXTEND CREDIT TO THE UNDERSIGNED IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed and delivered this Note as of the day and year first above written.

ATTEST:                                 MICHAEL ANTHONY JEWELERS, INC.


By: /s/ M. Frances Durden             By: /s/ Michael A. Paolercio
   ----------------------                -------------------------
   M. Frances Durden                     Michael A. Paolercio
   Secretary                             Senior Vice President and Treasurer





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